EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Third Quarter 2020 Financial Results and Declares Dividend

HONOLULU, Hawaii October 23, 2020--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended September 30, 2020.

“In spite of the current economic environment, we reported solid financial results for the third quarter,” said Bob Harrison, Chairman, President and CEO. “These are still challenging times, but the re-opening of the local economy, and more recently, the pre-testing program for trans-Pacific travel, are important steps toward the state’s economic recovery.”

On October 21, 2020 the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on December 4, 2020 to stockholders of record at the close of business on November 23, 2020.

Third Quarter 2020 Highlights:

●	Net income of $65.1 million, or $0.50 per diluted share
●	Net interest income increased $6.2 million, or 4.8% versus prior quarter
●	Noninterest income increased $3.2 million, or 7.1% versus prior quarter
●	Consumer and commercial deposits increased $166.0 million and public deposits decreased $629.9 million versus the prior quarter
●	Net interest margin (“NIM”) was 2.70%, a 12 basis point increase versus the prior quarter
●	Recorded a $5.1 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $22.3 billion as of September 30, 2020, compared to $23.0 billion as of June 30, 2020.

Gross loans and leases were $13.5 billion as of September 30, 2020, a decrease of $264.1 million, or 1.9%, from $13.8 billion as of June 30, 2020.

Total deposits were $18.9 billion as of September 30, 2020, a decrease of $463.9 million, or 2.4%, from $19.4 billion as of June 30, 2020.

Net Interest Income

Net interest income for the third quarter of 2020 was $134.0 million, an increase of $6.2 million, or 4.8%, compared to $127.8 million for the prior quarter.

The NIM was 2.70% in the third quarter of 2020, an increase of 12 basis points compared to 2.58% in the second quarter of 2020.

Provision Expense

During the quarter ended September 30, 2020, the Bank recorded a total provision for credit losses of $5.1 million. In the quarter ended June 30, 2020, the total provision for credit losses was $55.4 million.

Noninterest Income

Noninterest income was $48.9 million in the third quarter of 2020, an increase of $3.2 million compared to noninterest income of $45.7 million in the second quarter of 2020.

Noninterest Expense

Noninterest expense was $91.6 million in the third quarter of 2020, essentially unchanged from $91.5 million in the second quarter of 2020.

The efficiency ratio was 50.0% and 52.7% for the quarters ended September 30, 2020 and June 30, 2020, respectively.

Taxes

The effective tax rate was 24.5% for the quarter ended September 30, 2020 and 24.6% for the quarter ended June 30, 2020.

Asset Quality

The allowance for credit losses was $195.9 million, or 1.45% of total loans and leases, as of September 30, 2020, compared to $192.1 million, or 1.40% of total loans and leases, as of June 30, 2020. The reserve for unfunded commitments was $24.6 million as of September 30, 2020 compared to $23.2 million as of June 30, 2020. Net recoveries were $0.1 million, or 0.0% of average loans and leases on an annualized basis for the quarter ended September 30, 2020, compared to $23.4 million, or 0.67% of average loans and leases on an annualized basis for the quarter ended June 30, 2020. Total non-performing assets were $17.6 million, or 0.13% of total loans and leases and other real estate owned, at September 30, 2020, compared to non-performing assets of $33.3 million, or 0.24% of total loans and leases and other real estate owned, at June 30, 2020.

Capital

Total stockholders' equity was $2.7 billion at both September 30 and June 30, 2020.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.91%, 12.22% and 13.47%, respectively, at September 30, 2020, compared with 7.75%, 11.86% and 13.11%, respectively, at June 30, 2020.

The Company suspended its stock repurchase program during the first quarter and did not repurchase any shares of common stock in the third quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time. To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID: 5358159. A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available two hours after the conclusion of the call until 4:30 p.m. (Eastern Time) on October 30, 2020. Access the replay by dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 5358159.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020.

Use of Non-GAAP Financial Measures

We present net interest income, noninterest income, noninterest expense, net income, earnings per share (basic and diluted) and the related ratios described below, on an adjusted, or “core,” basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity.

Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

Tables 14 and 15 at the end of this document provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Susan Kam
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	skam@fhb.com

Financial Highlights					Table 1
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share data)	2020	2020	2019	2020	2019
Operating Results:
Net interest income	$134,002	$127,822	$143,081	$400,507	$433,783
Provision for credit losses	5,072	55,446	—	101,718	9,550
Noninterest income	48,898	45,656	49,980	143,782	145,825
Noninterest expense	91,629	91,450	93,466	279,545	279,379
Net income	65,101	20,049	74,199	124,015	216,556
Basic earnings per share	0.50	0.15	0.56	0.95	1.62
Diluted earnings per share	0.50	0.15	0.56	0.95	1.61
Dividends declared per share	0.26	0.26	0.26	0.78	0.78
Dividend payout ratio	52.00%	173.33%	46.43%	82.11%	48.45%
Supplemental Income Statement Data (non-GAAP):
Core net interest income	$134,002	$127,822	$143,081	$400,507	$433,783
Core noninterest income	48,874	45,867	49,980	143,884	148,417
Core noninterest expense	91,629	91,450	91,222	279,545	276,613
Core net income	65,083	20,204	75,871	124,090	220,535
Core basic earnings per share	0.50	0.16	0.57	0.96	1.65
Core diluted earnings per share	0.50	0.16	0.57	0.95	1.64
Performance Ratio(1):
Net interest margin	2.70%	2.58%	3.19%	2.79%	3.22%
Core net interest margin (non-GAAP)	2.70%	2.58%	3.19%	2.79%	3.22%
Efficiency ratio	50.01%	52.70%	48.41%	51.32%	48.20%
Core efficiency ratio (non-GAAP)	50.02%	52.64%	47.25%	51.31%	47.51%
Return on average total assets	1.16%	0.36%	1.45%	0.76%	1.42%
Core return on average total assets (non-GAAP)	1.16%	0.36%	1.48%	0.76%	1.44%
Return on average tangible assets (non-GAAP)	1.21%	0.38%	1.52%	0.80%	1.49%
Core return on average tangible assets (non-GAAP)(2)	1.21%	0.38%	1.56%	0.80%	1.52%
Return on average total stockholders' equity	9.58%	2.99%	11.12%	6.16%	11.13%
Core return on average total stockholders' equity (non-GAAP)	9.57%	3.01%	11.37%	6.17%	11.34%
Return on average tangible stockholders' equity (non-GAAP)	15.16%	4.74%	17.81%	9.79%	18.04%
Core return on average tangible stockholders’ equity (non-GAAP)(3)	15.15%	4.77%	18.21%	9.80%	18.37%
Average Balances:
Average loans and leases	$13,559,367	$13,956,669	$13,032,349	$13,569,119	$13,105,086
Average earning assets	19,846,674	19,854,795	17,862,564	19,174,349	17,974,363
Average assets	22,341,485	22,341,654	20,332,457	21,667,948	20,405,261
Average deposits	18,892,033	18,540,394	16,573,796	17,995,196	16,700,366
Average stockholders' equity	2,704,129	2,697,775	2,648,428	2,687,632	2,600,259
Market Value Per Share:
Closing	14.47	17.24	26.70	14.47	26.70
High	18.96	21.50	27.84	31.25	28.20
Low	14.32	13.56	24.25	13.56	22.13

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
	2020	2020	2019	2019
Balance Sheet Data:
Loans and leases	$13,499,969	$13,764,030	$13,211,650	$12,843,396
Total assets	22,310,701	22,993,715	20,166,734	20,598,220
Total deposits	18,897,762	19,361,634	16,444,994	16,857,246
Short-term borrowings	—	200,000	400,000	400,000
Long-term borrowings	200,010	200,019	200,019	200,018
Total stockholders' equity	2,733,934	2,701,897	2,640,258	2,654,558

Per Share of Common Stock:
Book value	$21.04	$20.81	$20.32	$20.22
Tangible book value (non-GAAP)(4)	13.38	13.14	12.66	12.64

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.13%	0.24%	0.04%	0.03%
Allowance for credit losses for loans and leases / total loans and leases	1.45%	1.40%	0.99%	1.04%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.22%	11.86%	11.88%	12.15%
Tier 1 Capital Ratio	12.22%	11.86%	11.88%	12.15%
Total Capital Ratio	13.47%	13.11%	12.81%	13.11%
Tier 1 Leverage Ratio	7.91%	7.75%	8.79%	8.68%
Total stockholders' equity to total assets	12.25%	11.75%	13.09%	12.89%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.16%	7.76%	8.58%	8.46%

Non-Financial Data:
Number of branches	58	58	58	58
Number of ATMs	302	295	301	293
Number of Full-Time Equivalent Employees	2,099	2,100	2,092	2,099

(1)	Except for the efficiency ratio and the core efficiency ratio, amounts are annualized for the three and nine months ended September 30, 2020 and 2019 and the three months ended June 30, 2020.
(2)	Core return on average tangible assets is a non-GAAP financial measure. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(3)	Core return on average tangible stockholders’ equity is a non-GAAP financial measure. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(4)	Tangible book value is a non-GAAP financial measure. We compute our tangible book value as the ratio of tangible stockholders’ equity to shares outstanding. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Interest income
Loans and lease financing	$120,940	$122,298	$144,691	$378,209	$435,980
Available-for-sale securities	20,317	17,529	22,256	59,056	71,526
Other	670	792	3,234	3,813	9,054
Total interest income	141,927	140,619	170,181	441,078	516,560
Interest expense
Deposits	6,227	8,583	22,753	30,410	69,643
Short-term and long-term borrowings	1,698	4,214	4,347	10,161	13,134
Total interest expense	7,925	12,797	27,100	40,571	82,777
Net interest income	134,002	127,822	143,081	400,507	433,783
Provision for credit losses	5,072	55,446	—	101,718	9,550
Net interest income after provision for credit losses	128,930	72,376	143,081	298,789	424,233
Noninterest income
Service charges on deposit accounts	6,523	5,927	8,554	21,400	24,737
Credit and debit card fees	14,049	10,870	16,839	39,868	50,123
Other service charges and fees	9,021	7,912	8,903	25,472	27,435
Trust and investment services income	8,664	8,664	8,698	26,919	26,247
Bank-owned life insurance	4,903	4,432	5,743	11,595	12,946
Investment securities gains (losses), net	24	(211)	—	(102)	(2,592)
Other	5,714	8,062	1,243	18,630	6,929
Total noninterest income	48,898	45,656	49,980	143,782	145,825
Noninterest expense
Salaries and employee benefits	44,291	42,414	44,955	131,534	132,000
Contracted services and professional fees	15,073	15,478	14,649	46,606	42,597
Occupancy	6,921	7,302	7,250	21,466	21,522
Equipment	5,137	5,207	4,024	15,052	12,852
Regulatory assessment and fees	2,445	2,100	1,992	6,491	5,588
Advertising and marketing	1,374	1,402	1,647	4,599	5,593
Card rewards program	5,046	5,163	6,930	17,224	21,326
Other	11,342	12,384	12,019	36,573	37,901
Total noninterest expense	91,629	91,450	93,466	279,545	279,379
Income before provision for income taxes	86,199	26,582	99,595	163,026	290,679
Provision for income taxes	21,098	6,533	25,396	39,011	74,123
Net income	$65,101	$20,049	$74,199	$124,015	$216,556
Basic earnings per share	$0.50	$0.15	$0.56	$0.95	$1.62
Diluted earnings per share	$0.50	$0.15	$0.56	$0.95	$1.61
Basic weighted-average outstanding shares	129,896,054	129,856,730	132,583,902	129,882,878	133,957,192
Diluted weighted-average outstanding shares	130,085,534	130,005,195	132,877,769	130,129,690	134,231,762

Consolidated Balance Sheets	Table 3
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2020	2020	2019	2019
Assets
Cash and due from banks	$333,744	$347,592	$360,375	$358,863
Interest-bearing deposits in other banks	482,585	1,507,630	333,642	985,154
Investment securities, at fair value (amortized cost: $5,584,556 as of September 30, 2020, $5,025,433 as of June 30, 2020, $4,080,663 as of December 31, 2019 and $4,143,124 as of September 30, 2019)	5,692,883	5,135,775	4,075,644	4,157,082
Loans held for sale	34,669	6,698	904	1,594
Loans and leases	13,499,969	13,764,030	13,211,650	12,843,396
Less: allowance for credit losses	195,876	192,120	130,530	132,964
Net loans and leases	13,304,093	13,571,910	13,081,120	12,710,432

Premises and equipment, net	321,229	322,919	316,885	315,309
Other real estate owned and repossessed personal property	—	446	319	82
Accrued interest receivable	66,005	58,420	45,239	44,671
Bank-owned life insurance	462,422	458,720	453,873	453,410
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	10,922	11,595	12,668	13,630
Other assets	606,657	576,518	490,573	562,501
Total assets	$22,310,701	$22,993,715	$20,166,734	$20,598,220
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$11,989,492	$12,481,543	$10,564,922	$11,136,424
Noninterest-bearing	6,908,270	6,880,091	5,880,072	5,720,822
Total deposits	18,897,762	19,361,634	16,444,994	16,857,246
Short-term borrowings	—	200,000	400,000	400,000
Long-term borrowings	200,010	200,019	200,019	200,018
Retirement benefits payable	138,806	138,624	138,222	128,442
Other liabilities	340,189	391,541	343,241	357,956
Total liabilities	19,576,767	20,291,818	17,526,476	17,943,662

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,190,428 / 129,911,789 shares as of September 30, 2020, issued/outstanding: 140,140,542 / 129,866,898 shares as of June 30, 2020, issued/outstanding: 139,917,150 / 129,928,479 shares as of December 31, 2019 and issued/outstanding: 139,908,699 / 131,260,900 shares as of September 30, 2019)	1,402	1,401	1,399	1,399
Additional paid-in capital	2,511,849	2,509,271	2,503,677	2,501,324
Retained earnings	446,315	415,296	437,072	403,317
Accumulated other comprehensive income (loss), net	51,254	52,731	(31,749)	(18,774)
Treasury stock (10,278,639 shares as of September 30, 2020, 10,273,644 shares as of June 30, 2020, 9,988,671 shares as of December 31, 2019 and 8,647,799 shares as of September 30, 2019)	(276,886)	(276,802)	(270,141)	(232,708)
Total stockholders' equity	2,733,934	2,701,897	2,640,258	2,654,558
Total liabilities and stockholders' equity	$22,310,701	$22,993,715	$20,166,734	$20,598,220

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2020			June 30, 2020			September 30, 2019
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$889.6	$0.2	0.10%	$1,436.2	$0.4	0.10%	$447.8	$2.3	2.02%
Available-for-Sale Investment Securities	5,334.2	20.3	1.53	4,390.4	17.5	1.60	4,296.3	22.3	2.07
Loans Held for Sale	10.2	0.1	2.67	9.8	0.1	2.93	1.4	—	2.36
Loans and Leases(1)
Commercial and industrial	3,230.4	21.6	2.67	3,601.0	24.3	2.71	2,885.9	30.0	4.12
Commercial real estate	3,418.0	27.8	3.23	3,438.8	28.3	3.31	3,294.7	37.3	4.49
Construction	637.6	5.2	3.22	584.1	4.9	3.35	477.2	5.6	4.67
Residential:
Residential mortgage	3,680.5	37.9	4.12	3,682.7	35.7	3.88	3,644.9	38.6	4.23
Home equity line	871.1	6.6	3.02	885.2	6.8	3.07	912.8	8.6	3.74
Consumer	1,474.4	20.2	5.46	1,526.5	20.6	5.42	1,651.4	23.3	5.61
Lease financing	247.4	1.8	2.90	238.4	1.7	2.88	165.4	1.3	3.14
Total Loans and Leases	13,559.4	121.1	3.56	13,956.7	122.3	3.52	13,032.3	144.7	4.41
Other Earning Assets	53.3	0.5	3.32	61.7	0.4	2.79	84.8	0.9	4.47
Total Earning Assets(2)	19,846.7	142.2	2.86	19,854.8	140.7	2.84	17,862.6	170.2	3.79
Cash and Due from Banks	307.9			295.1			341.7
Other Assets	2,186.9			2,191.8			2,128.2
Total Assets	$22,341.5			$22,341.7			$20,332.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,768.3	$0.6	0.04%	$5,501.9	$0.9	0.07%	4,891.5	$4.6	0.37%
Money Market	3,288.2	0.4	0.05	3,270.3	1.1	0.13	3,067.4	7.1	0.92
Time	3,029.8	5.2	0.69	3,335.6	6.6	0.79	2,872.6	11.1	1.54
Total Interest-Bearing Deposits	12,086.3	6.2	0.20	12,107.8	8.6	0.29	10,831.5	22.8	0.83
Short-Term Borrowings	45.1	0.3	2.69	395.6	2.8	2.88	370.0	2.6	2.84
Long-Term Borrowings	200.0	1.4	2.77	200.0	1.4	2.77	239.1	1.7	2.82
Total Interest-Bearing Liabilities	12,331.4	7.9	0.26	12,703.4	12.8	0.41	11,440.6	27.1	0.94
Net Interest Income		$134.3			$127.9			$143.1
Interest Rate Spread			2.60%			2.43%			2.85%
Net Interest Margin			2.70%			2.58%			3.19%
Noninterest-Bearing Demand Deposits	6,805.7			6,432.6			5,742.3
Other Liabilities	500.3			507.9			501.2
Stockholders' Equity	2,704.1			2,697.8			2,648.4
Total Liabilities and Stockholders' Equity	$22,341.5			$22,341.7			$20,332.5

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.3 million, $0.1 million and nil for the three months ended September 30, 2020, June 30, 2020 and September 30, 2019, respectively.

Average Balances and Interest Rates						Table 5
	Nine Months Ended			Nine Months Ended
	September 30, 2020			September 30, 2019
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$947.3	$2.2	0.31%	$400.6	$6.9	2.31%
Available-for-Sale Investment Securities	4,588.7	59.1	1.72	4,383.6	71.5	2.18
Loans Held for Sale	11.9	0.2	2.31	0.8	—	2.52
Loans and Leases(1)
Commercial and industrial	3,202.4	70.5	2.94	3,094.8	97.5	4.21
Commercial real estate	3,423.9	90.7	3.54	3,129.8	108.1	4.62
Construction	586.9	15.8	3.59	565.2	20.0	4.73
Residential:
Residential mortgage	3,700.8	111.3	4.01	3,590.2	112.4	4.17
Home equity line	881.2	21.1	3.20	912.4	25.9	3.79
Consumer	1,537.5	63.9	5.55	1,658.7	68.5	5.52
Lease financing	236.4	5.1	2.90	154.0	3.6	3.15
Total Loans and Leases	13,569.1	378.4	3.72	13,105.1	436.0	4.44
Other Earning Assets	57.3	1.6	3.78	84.3	2.2	3.37
Total Earning Assets(2)	19,174.3	441.5	3.07	17,974.4	516.6	3.84
Cash and Due from Banks	310.1			348.1
Other Assets	2,183.5			2,082.8
Total Assets	$21,667.9			$20,405.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,454.7	$4.7	0.12%	$4,806.0	$12.8	0.35%
Money Market	3,208.1	6.1	0.25	3,125.5	22.1	0.95
Time	2,966.9	19.6	0.88	2,999.0	34.8	1.55
Total Interest-Bearing Deposits	11,629.7	30.4	0.35	10,930.5	69.7	0.85
Short-Term Borrowings	279.9	6.0	2.87	145.7	3.0	2.76
Long-Term Borrowings	200.0	4.2	2.77	476.2	10.1	2.84
Total Interest-Bearing Liabilities	12,109.6	40.6	0.45	11,552.4	82.8	0.96
Net Interest Income		$400.9			$433.8
Interest Rate Spread			2.62%			2.88%
Net Interest Margin			2.79%			3.22%
Noninterest-Bearing Demand Deposits	6,365.5			5,769.9
Other Liabilities	505.2			482.7
Stockholders' Equity	2,687.6			2,600.3
Total Liabilities and Stockholders' Equity	$21,667.9			$20,405.3

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.4 million and nil for the nine months ended September 30, 2020 and 2019, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended September 30, 2020
	Compared to June 30, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.2)	$—	$(0.2)
Available-for-Sale Investment Securities	3.6	(0.8)	2.8
Loans and Leases
Commercial and industrial	(2.3)	(0.4)	(2.7)
Commercial real estate	(0.1)	(0.4)	(0.5)
Construction	0.5	(0.2)	0.3
Residential:
Residential mortgage	—	2.2	2.2
Home equity line	(0.1)	(0.1)	(0.2)
Consumer	(0.6)	0.2	(0.4)
Lease financing	0.1	—	0.1
Total Loans and Leases	(2.5)	1.3	(1.2)
Other Earning Assets	—	0.1	0.1
Total Change in Interest Income	0.9	0.6	1.5

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	(0.4)	(0.3)
Money Market	—	(0.7)	(0.7)
Time	(0.6)	(0.8)	(1.4)
Total Interest-Bearing Deposits	(0.5)	(1.9)	(2.4)
Short-Term Borrowings	(2.3)	(0.2)	(2.5)
Total Change in Interest Expense	(2.8)	(2.1)	(4.9)
Change in Net Interest Income	$3.7	$2.7	$6.4

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended September 30, 2020
	Compared to September 30, 2019
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$1.1	$(3.2)	$(2.1)
Available-for-Sale Investment Securities	4.6	(6.6)	(2.0)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and industrial	3.2	(11.6)	(8.4)
Commercial real estate	1.3	(10.8)	(9.5)
Construction	1.6	(2.0)	(0.4)
Residential:
Residential mortgage	0.4	(1.1)	(0.7)
Home equity line	(0.4)	(1.6)	(2.0)
Consumer	(2.5)	(0.6)	(3.1)
Lease financing	0.6	(0.1)	0.5
Total Loans and Leases	4.2	(27.8)	(23.6)
Other Earning Assets	(0.3)	(0.1)	(0.4)
Total Change in Interest Income	9.7	(37.7)	(28.0)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.7	(4.7)	(4.0)
Money Market	0.4	(7.1)	(6.7)
Time	0.6	(6.5)	(5.9)
Total Interest-Bearing Deposits	1.7	(18.3)	(16.6)
Short-Term Borrowings	(2.2)	(0.1)	(2.3)
Long-Term Borrowings	(0.3)	—	(0.3)
Total Change in Interest Expense	(0.8)	(18.4)	(19.2)
Change in Net Interest Income	$10.5	$(19.3)	$(8.8)

Analysis of Change in Net Interest Income			Table 8
	Nine Months Ended September 30, 2020
	Compared to September 30, 2019
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$4.5	$(9.2)	$(4.7)
Available-for-Sale Investment Securities	3.2	(15.6)	(12.4)
Loans Held for Sale	0.2	—	0.2
Loans and Leases
Commercial and industrial	3.3	(30.3)	(27.0)
Commercial real estate	9.5	(26.9)	(17.4)
Construction	0.8	(5.0)	(4.2)
Residential:
Residential mortgage	3.3	(4.4)	(1.1)
Home equity line	(0.9)	(3.9)	(4.8)
Consumer	(5.0)	0.4	(4.6)
Lease financing	1.8	(0.3)	1.5
Total Loans and Leases	12.8	(70.4)	(57.6)
Other Earning Assets	(0.8)	0.2	(0.6)
Total Change in Interest Income	19.9	(95.0)	(75.1)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	1.4	(9.5)	(8.1)
Money Market	0.6	(16.6)	(16.0)
Time	(0.4)	(14.8)	(15.2)
Total Interest-Bearing Deposits	1.6	(40.9)	(39.3)
Short-Term Borrowings	2.9	0.1	3.0
Long-Term Borrowings	(5.7)	(0.2)	(5.9)
Total Change in Interest Expense	(1.2)	(41.0)	(42.2)
Change in Net Interest Income	$21.1	$(54.0)	$(32.9)

Loans and Leases				Table 9
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2020	2020	2019	2019
Commercial and industrial	$3,170,262	$3,423,708	$2,743,242	$2,654,077
Commercial real estate	3,461,085	3,423,499	3,463,953	3,309,389
Construction	662,871	617,935	519,241	486,977
Residential:
Residential mortgage	3,669,051	3,691,950	3,768,936	3,671,424
Home equity line	864,789	876,491	893,239	916,106
Total residential	4,533,840	4,568,441	4,662,175	4,587,530
Consumer	1,425,934	1,492,160	1,620,556	1,637,549
Lease financing	245,977	238,287	202,483	167,874
Total loans and leases	$13,499,969	$13,764,030	$13,211,650	$12,843,396

Deposits				Table 10
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2020	2020	2019	2019
Demand	$6,908,270	$6,880,091	$5,880,072	$5,720,822
Savings	5,994,687	5,727,367	4,998,933	4,899,468
Money Market	3,379,985	3,247,511	3,055,832	3,529,363
Time	2,614,820	3,506,665	2,510,157	2,707,593
Total Deposits	$18,897,762	$19,361,634	$16,444,994	$16,857,246

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2020	2020	2019	2019
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$725	$11,559	$32	$12
Commercial real estate	7,067	13,168	30	33
Construction	2,043	2,043	—	—
Total Commercial Loans	9,835	26,770	62	45
Residential Loans:
Residential mortgage	7,798	6,059	5,406	3,959
Total Residential Loans	7,798	6,059	5,406	3,959
Consumer	—	—	—	200
Total Non-Accrual Loans and Leases	17,633	32,829	5,468	4,204
Other Real Estate Owned	—	446	319	82
Total Non-Performing Assets	$17,633	$33,275	$5,787	$4,286

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$1,938	$2,309	$1,429	$750
Commercial real estate	1,307	900	1,013	—
Construction	100	248	2,367	—
Total Commercial Loans	3,345	3,457	4,809	750
Residential Loans:
Residential mortgage	—	—	74	139
Home equity line	4,503	4,496	2,995	3,192
Total Residential Loans	4,503	4,496	3,069	3,331
Consumer	2,897	2,167	4,272	3,076
Total Accruing Loans and Leases Past Due 90 Days or More	$10,745	$10,120	$12,150	$7,157

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$9,726	$11,182	$14,493	$22,350
Total Loans and Leases	$13,499,969	$13,764,030	$13,211,650	$12,843,396

Allowance for Credit Losses					Table 12
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(dollars in thousands)	2020	2020	2019	2020	2019
Balance at Beginning of Period	$192,120	$166,013	$138,535	$130,530	$141,718
Adjustment to Adopt ASC Topic 326	—	—	—	770	—
After Adoption of ASC Topic 326	192,120	166,013	138,535	131,300	141,718
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(598)	(13,974)	(514)	(14,773)	(2,514)
Commercial real estate	—	(2,723)	—	(2,723)	—
Construction	—	(379)	—	(379)	—
Lease financing	—	—	—	—	(24)
Total Commercial Loans	(598)	(17,076)	(514)	(17,875)	(2,538)
Residential Loans:
Residential mortgage	—	(14)	(7)	(14)	(7)
Home equity line	—	—	—	(8)	—
Total Residential Loans	—	(14)	(7)	(22)	(7)
Consumer	(4,238)	(8,907)	(8,015)	(21,742)	(24,118)
Total Loans and Leases Charged-Off	(4,836)	(25,997)	(8,536)	(39,639)	(26,663)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	1,699	100	241	2,019	303
Commercial real estate	—	—	30	—	93
Construction	30	30	—	170	—
Total Commercial Loans	1,729	130	271	2,189	396
Residential Loans:
Residential mortgage	27	17	368	179	704
Home equity line	16	8	57	146	156
Total Residential Loans	43	25	425	325	860
Consumer	3,148	2,456	2,269	7,687	7,103
Total Recoveries on Loans and Leases Previously Charged-Off	4,920	2,611	2,965	10,201	8,359
Net Loans and Leases Recovered (Charged-Off)	84	(23,386)	(5,571)	(29,438)	(18,304)
Provision for Credit Losses - Loans and Leases	3,672	49,493	—	94,014	9,550
Balance at End of Period	$195,876	$192,120	$132,964	$195,876	$132,964
Average Loans and Leases Outstanding	$13,559,367	$13,956,669	$13,032,349	$13,569,119	$13,105,086
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	-%	0.67%	0.17%	0.29%	0.19%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.45%	1.40%	1.04%	1.45%	1.04%

(1)	Annualized for the three and nine months ended September 30, 2020 and 2019 and three months ended June 30, 2020.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2020	2019	2018	2017	2016	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$999,763	$330,209	$202,595	$76,154	$52,391	$92,446	$1,033,278	$26,148	$2,812,984
Special Mention	25,677	7,786	33,794	2,354	306	791	105,339	452	176,499
Substandard	23,836	2,172	2,611	1,395	4,265	9,375	37,883	283	81,820
Doubtful	—	—	—	—	—	195	—	—	195
Other (1)	12,084	15,053	10,998	6,439	2,454	492	51,244	—	98,764
Total Commercial and Industrial	1,061,360	355,220	249,998	86,342	59,416	103,299	1,227,744	26,883	3,170,262

Commercial Real Estate
Risk rating:
Pass	289,941	625,894	544,367	447,473	305,557	880,689	36,258	2	3,130,181
Special Mention	1,487	94,217	30,760	39,438	31,211	58,911	2,999	—	259,023
Substandard	—	10,882	14,594	6,972	10,685	19,240	9,006	—	71,379
Other (1)	—	—	—	—	—	502	—	—	502
Total Commercial Real Estate	291,428	730,993	589,721	493,883	347,453	959,342	48,263	2	3,461,085

Construction
Risk rating:
Pass	32,810	182,503	187,257	91,415	24,053	42,269	26,133	—	586,440
Special Mention	—	515	1,647	4,749	—	9,172	—	—	16,083
Substandard	—	—	538	1,840	525	1,043	—	—	3,946
Other (1)	13,349	23,382	8,804	4,264	1,796	4,222	585	—	56,402
Total Construction	46,159	206,400	198,246	102,268	26,374	56,706	26,718	—	662,871

Lease Financing
Risk rating:
Pass	68,770	66,472	15,044	18,063	4,110	63,537	—	—	235,996
Special Mention	—	940	158	1,376	424	643	—	—	3,541
Substandard	2,703	1,680	359	1,174	—	524	—	—	6,440
Total Lease Financing	71,473	69,092	15,561	20,613	4,534	64,704	—	—	245,977

Total Commercial Lending	$1,470,420	$1,361,705	$1,053,526	$703,106	$437,777	$1,184,051	$1,302,725	$26,885	$7,540,195

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2020	2019	2018	2017	2016	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$457,209	$410,369	$319,988	$390,552	$341,709	$919,509	$—	$—	$2,839,336
680 - 739	71,240	54,497	55,179	59,237	44,911	162,726	—	—	447,790
620 - 679	12,653	11,595	9,753	8,559	8,942	48,554	—	—	100,056
550 - 619	1,946	2,316	3,923	5,423	4,506	13,256	—	—	31,370
Less than 550	—	—	534	2,153	953	3,480	—	—	7,120
No Score (3)	14,827	19,364	22,222	22,616	14,954	49,251	—	—	143,234
Other (2)	16,598	17,402	17,874	22,807	11,060	13,653	579	172	100,145
Total Residential Mortgage	574,473	515,543	429,473	511,347	427,035	1,210,429	579	172	3,669,051

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	617,973	5,600	623,573
680 - 739	—	—	—	—	—	—	163,305	3,799	167,104
620 - 679	—	—	—	—	—	—	47,448	1,295	48,743
550 - 619	—	—	—	—	—	—	13,210	1,464	14,674
Less than 550	—	—	—	—	—	—	4,750	613	5,363
No Score (3)	—	—	—	—	—	—	5,332	—	5,332
Total Home Equity Line	—	—	—	—	—	—	852,018	12,771	864,789
Total Residential Lending	574,473	515,543	429,473	511,347	427,035	1,210,429	852,597	12,943	4,533,840

Consumer Lending
FICO:
740 and greater	102,091	127,590	106,359	61,204	28,613	8,443	105,905	—	540,205
680 - 739	67,228	100,723	77,874	42,470	20,280	7,302	77,445	—	393,322
620 - 679	29,733	60,484	39,213	27,825	13,701	5,148	39,748	—	215,852
550 - 619	5,927	24,376	21,050	18,784	9,388	4,134	16,484	—	100,143
Less than 550	1,558	11,200	11,967	9,579	4,671	1,969	6,590	—	47,534
No Score (3)	3,998	120	105	115	23	—	33,654	—	38,015
Other (2)	886	9,144	89	2,219	47	6,787	71,691	—	90,863
Total Consumer Lending	211,421	333,637	256,657	162,196	76,723	33,783	351,517	—	1,425,934

Total Loans and Leases	$2,256,314	$2,210,885	$1,739,656	$1,376,649	$941,535	$2,428,263	$2,506,839	$39,828	$13,499,969

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation					Table 14
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Income Statement Data:
Net income	$65,101	$20,049	$74,199	$124,015	$216,556
Core net income	$65,083	$20,204	$75,871	$124,090	$220,535

Average total stockholders' equity	$2,704,129	$2,697,775	$2,648,428	$2,687,632	$2,600,259
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,708,637	$1,702,283	$1,652,936	$1,692,140	$1,604,767

Average total assets	$22,341,485	$22,341,654	$20,332,457	$21,667,948	$20,405,261
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$21,345,993	$21,346,162	$19,336,965	$20,672,456	$19,409,769

Return on average total stockholders' equity(1)	9.58%	2.99%	11.12%	6.16%	11.13%
Core return on average total stockholders' equity (non-GAAP)(1)	9.57%	3.01%	11.37%	6.17%	11.34%
Return on average tangible stockholders' equity (non-GAAP)(1)	15.16%	4.74%	17.81%	9.79%	18.04%
Core return on average tangible stockholders' equity (non-GAAP)(1)	15.15%	4.77%	18.21%	9.80%	18.37%

Return on average total assets(1)	1.16%	0.36%	1.45%	0.76%	1.42%
Core return on average total assets (non-GAAP)(1)	1.16%	0.36%	1.48%	0.76%	1.44%
Return on average tangible assets (non-GAAP)(1)	1.21%	0.38%	1.52%	0.80%	1.49%
Core return on average tangible assets (non-GAAP)(1)	1.21%	0.38%	1.56%	0.80%	1.52%

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
	2020	2020	2019	2019
Balance Sheet Data:
Total stockholders' equity	$2,733,934	$2,701,897	$2,640,258	$2,654,558
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,738,442	$1,706,405	$1,644,766	$1,659,066

Total assets	$22,310,701	$22,993,715	$20,166,734	$20,598,220
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$21,315,209	$21,998,223	$19,171,242	$19,602,728

Shares outstanding	129,911,789	129,866,898	129,928,479	131,260,900

Total stockholders' equity to total assets	12.25%	11.75%	13.09%	12.89%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.16%	7.76%	8.58%	8.46%

Book value per share	$21.04	$20.81	$20.32	$20.22
Tangible book value per share (non-GAAP)	$13.38	$13.14	$12.66	$12.64

(1)	Annualized for the three and nine months ended September 30, 2020 and 2019 and three months ended June 30, 2020.

GAAP to Non-GAAP Reconciliation					Table 15
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Net interest income	$134,002	$127,822	$143,081	$400,507	$433,783
Core net interest income (non-GAAP)	$134,002	$127,822	$143,081	$400,507	$433,783

Noninterest income	$48,898	$45,656	$49,980	$143,782	$145,825
(Gains) losses on sale of securities	(24)	211	—	102	2,592
Core noninterest income (non-GAAP)	$48,874	$45,867	$49,980	$143,884	$148,417

Noninterest expense	$91,629	$91,450	$93,466	$279,545	$279,379
One-time items(1)	—	—	(2,244)	—	(2,766)
Core noninterest expense (non-GAAP)	$91,629	$91,450	$91,222	$279,545	$276,613

Net income	$65,101	$20,049	$74,199	$124,015	$216,556
(Gains) losses on sale of securities	(24)	211	—	102	2,592
One-time noninterest expense items(1)	—	—	2,244	—	2,766
Tax adjustments(2)	6	(56)	(572)	(27)	(1,379)
Total core adjustments	(18)	155	1,672	75	3,979
Core net income (non-GAAP)	$65,083	$20,204	$75,871	$124,090	$220,535

Basic earnings per share	$0.50	$0.15	$0.56	$0.95	$1.62
Diluted earnings per share	$0.50	$0.15	$0.56	$0.95	$1.61
Efficiency ratio	50.01%	52.70%	48.41%	51.32%	48.20%

Core basic earnings per share (non-GAAP)	$0.50	$0.16	$0.57	$0.96	$1.65
Core diluted earnings per share (non-GAAP)	$0.50	$0.16	$0.57	$0.95	$1.64
Core efficiency ratio (non-GAAP)	50.02%	52.64%	47.25%	51.31%	47.51%

(1)	One-time items for the three and nine months ended September 30, 2019 included costs related to a nonrecurring payment for a former executive of the Company pursuant to the Bank’s Executive Change-in-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016.
(2)	Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.